Exhibit 99.1 Investor Presentation August 2020

Forward-Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the impact of the COVID-19 pandemic on Arcosa’s customer demand for Arcosa’s products and services, Arcosa’s supply chain, Arcosa’s employees ability to work because of COVID-19 related illness, the health and safety of our employees, the effect of governmental regulations imposed in response to the COVID-19 pandemic; assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity; tax treatment of the spin-off; failure to successfully integrate Cherry, or failure to achieve the expected benefits of the acquisition; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward-Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10-K for the year-ended December 31, 2019, Arcosa’s Form 10-Q for the quarter-ended June 30, 2020, and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non-GAAP financial measures to the closest GAAP measure are provided in the Appendix. 2 / Moving Infrastructure Forward

How to Find Us OUR WEBSITE NYSE TICKER www.arcosa.com ACA HEADQUARTERS INVESTOR CONTACT Arcosa, Inc. InvestorResources@arcosa.com 500 North Akard Street, Suite 400 Dallas, Tx 75201 3 / Moving Infrastructure Forward

Table of Contents 1342 Company Update on Long-Term ESG Update Overview COVID-19 Vision and Capital Allocation 4 / Moving Infrastructure Forward

1 Company Overview 5 / Moving Infrastructure Forward

Arcosa’s Value Proposition Leading Experienced Low leverage Disciplined capital Track record of businesses management and ample allocation process executing on Stage serving critical team with history liquidity to to grow in 1 priorities in first infrastructure of managing navigate cycles attractive markets 18 months as an markets through economic and pursue and improve independent public cycles strategic growth returns on capital company 6 / Moving Infrastructure Forward

Arcosa at a Glance $1.9B Revenues $119M Net Income $272M Adjusted EBITDA ~6,500 Employees 85+ Years of Operating History Arcosa spun off from its former parent company in November 2018. 3 Infrastructure-related Segments Revenues, Adjusted EBITDA and Net Income are for the twelve months ended 6/30/2020. See Adjusted EBITDA reconciliation in Appendix. 7 / Moving Infrastructure Forward

Business Overview Arcosa’s three segments are made up of leading businesses that serve critical infrastructure markets Adj.Segment Markets Revenues EBITDA Margin NATURAL & SPECIALTY CONSTRUCTION CONSTRUCTION RECYCLED $516M 22% MATERIALS SITE SUPPORT AGGREGATES UTILITY STORAGE ENERGY WIND TOWERS $869M 14% STRUCTURES TANKS TRANSPORTATION $498M 15% BARGES COMPONENTS Revenues and Adjusted Segment EBITDA margin for the twelve months ended 6/30/2020. See Adjusted Segment EBITDA reconciliation in Appendix. 8 / Moving Infrastructure Forward

Track Record of Executing on Stage 1 Priorities

We have achieved consecutive double-digit increases in quarterly revenues and Adjusted EBITDA since Q1-19 and made progress on building our new Arcosa culture

Building our new Arcosa culture

Entrepreneurial and growth-minded

Focused on integrating ESG initiatives into our long-term strategy

Performance accountability

"We win together"

Executing on Stage 1 Priorities introduced at October 2018 Investor Day

Grow Construction Products	✓ Completed two large acquisitions, ACG Materials and Cherry, + 3 additional complementary acquisitions to expand regional footprint ✓ Achieved record revenue and Adjusted Segment EBITDA in Q2-20
Improve Energy Equipment margins	✓ Grew Adjusted Segment EBITDA margins from 8.7% in Q2-18 to 13.6% in Q2-20 ✓ Turning focus to growth in adjacent product lines ✓ Invested $60M year-to-date 2020 to acquire 3 complementary product lines, adding traffic, telecom, and concrete structures at attractive valuations
Expand Transportation Products	✓ Ramped up barge facilities to grow revenue ~75% in 2019 ✓ Barge backlog at Q2-20 provides visibility for ~10-15% segment revenue growth in 2020; COVID-19 impacts challenge short-term outlook but long-term fundamentals are positive
Operate a flat corporate structure	✓ Streamlined corporate structure to reduce layers

See Adjusted Segment EBITDA reconciliation in Appendix.

9 / Moving Infrastructure Forward

ARCOSA

Recent Financial Results Full Year Adjusted EBITDA increased ~45% since spin outpacing revenue growth and driven by organic growth, acquisitions, and operating improvements Revenues Adjusted EBITDA ($M’s) +29% ($M’s) +46% 1,879 267 272 1,737 1,704 241 1,462 1,460 197 187 2016 2017 2018 2019 LTM 6/2020 201620172018 2019 LTM 6/2020 See Adjusted EBITDA reconciliation in Appendix. “LTM” is Last Twelve Months Ended. 10 / Moving Infrastructure Forward

Balance Sheet Highlights Significant balance sheet capacity will enable us to pursue disciplined growth ~0.4x Net Debt / Adjusted EBITDA at the end Q2-20, well below …with minimal debt maturities until 2025 our long-term target… Net Debt / Adjusted EBITDA Debt Maturity Schedule Ratio since spin, end of quarter $ Millions Long-term target of 2-2.5x 220 0.5 0.5 0.4 0.1 -0.1 -0.1 -0.6 Q4-18Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 1 5 8 88 2020 202120222023 2024 2025 Outstanding Debt • $150M Floating rate borrowing at LIBOR+1.50% • $100M fixed rate revolver borrowing at ~4.0% Note: Net Debt / Adjusted EBITDA calculated using the LTM Adjusted EBITDA for the most recent quarter-end periods. See reconciliation in Appendix 11 / Moving Infrastructure Forward

Free Cash Flow and Liquidity Arcosa’s business have an attractive free cash flow profile, contributing to $522M of liquidity at the end of Q2 2020 Free Cash Flow Available Liquidity, End of Q2 $M’s $M’s 522 115 107 Cash 148 56 56 6 Qtr Avg $58 Revolver During Q2, we repaid a 374 precautionary $100 Capacity million that we had 20 drawn on our revolving credit facility during March -5 Q2-20 Q1-19Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Free Cash Flow defined as GAAP Operating Cash Flow less GAAP capital expenditures. See reconciliation in Appendix 12 / Moving Infrastructure Forward

Cherry Acquisition Update

Cherry acquisition closed in January 2020; integration is proceeding well and financial performance has exceeded our expectations year-to-date

Cherry is a leading natural and recycled aggregates company

$176M Revenue	**$37M** EBITDA
6M+ Tons Produced Annually	**~8x** EBITDA Multiple

Unique platform with sustainable competitive advantages

- Largest recycled aggregates producer in the U.S. with experienced management team
- Extensive network of strategically located facilities and reserve positions
- Long-term customer and supplier relationships
- Access to critical raw material, both internally and externally sourced
- Technical expertise in concrete recycling and repurposing

Integration Update

- Cherry's financial performance has exceeded our expectations
- Management team executing well
- Integration plans on track
- Strategic plans in process to add reserves to expand natural aggregates business in Houston area, as well as replicate recycled aggregates platform in other geographies

Note: Revenue and EBITDA for Cherry as of last 12 months ended 9/30/19, as disclosed a at time of acquisition. See EBITDA reconciliation in Appendix.

13 / Moving Infrastructure Forward ARCOSA

Capital Allocation to Grow in Adjacent Infrastructure Products

In 2020, we have invested in 3 acquisitions plus organic growth to build on our strong position in transmission and distribution structures

	DESCRIPTION	CAPITAL DEPLOYED IN 2020
Traffic structures	▪ March 2020 acquisition of HSI, a leading traffic structures manufacturer ▪ 1 plant in Florida; serves Southeast	$26M
Telecom structures	▪ July 2020 acquisition of Eastpointe Industries, a telecommunications tower manufacturer ▪ 1 plant in Oklahoma; ships nationwide	$28M
Transmission and Distribution structures	▪ June 2020 acquisition of concrete pole manufacturing plant ▪ 1 plant in Alabama; serves Southeast	$5M
	▪ Incremental capacity in transmission and distribution structures	$10M

These acquisitions have combined annualized Revenues of ~$50M and Adjusted EBITDA of ~$9M, prior to growth and cost synergies with current businesses[1]

1 Prior to acquisitions, combined businesses earned Adjusted EBITDA of $9M: Net income ($6.0M) + D&A ($1.7M) + Interest expense ($1M) + Adjustments ($0.3M). D&A will be different after purchase price accounting

14 / Moving Infrastructure Forward ARCOSA

2 Update on COVID-19 15 / Moving Infrastructure Forward

COVID-19 Update We prioritize the health and safety of our people The health and safety of our employees, communities, and other stakeholders is our highest priority. We have put safeguard measures in place at our plants and office locations to meet or exceed the standards set forth by CDC guidelines. Protocols include: Social distancing processes in all facilities; measures to temperature screen employees daily; increased frequency of deep cleaning workspaces and common areas; reinforced hand washing and infection control training; processes to track and manage employees who report or have COVID-19 symptoms or exposure; actions to screen, limit or prohibit visitors to all facilities; and elimination of non-essential travel. Additionally, plant management and safety teams were able to quickly mobilize an operational response to COVID-19, implementing important tools created by collaborative leadership teams. From updates of CDC guidelines to best practice COVID-19 mitigation procedures, our teams have shown resilience and operational flexibility during times of uncertainty and change. We support critical infrastructure sectors Our businesses support critical infrastructure sectors, as defined by the Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency (CISA.gov). These critical sectors are deemed essential to infrastructure, and our plants have continued operatingtomeetourcustomers’ needs. We build strong communities From supporting local restaurants, vendors, and small businesses, to donating funds for relevant non-profits, Arcosa has taken steps to enhance relationships and support our local communities. We have also shared our health and safety protocols with small businesses to improve practices in our communities. From supporting local restaurants and vendors, to donating funds for relevant non-profits, Arcosa has 16 / Moving Infrastructure Forward taken steps to build relationships and support our local communities during the COVID-19 pandemic.

Q2 2020 Financial Results COVID-19 had minimal impact on year-to-date financial results as we generated record revenue and EBITDA in Q2-2020 2nd Quarter, ended June 30 ($M’s) Year-to Date, ended June 30 ($M’s) Revenues Adjusted EBITDA Revenues Adjusted EBITDA +15% +23% +17% +26% 498.5 78.7 986.7 154.3 434.1 845.0 64.2 122.7 Q2-19 Q2-20 Q2-19 Q2-20 YTD-19 YTD-20 YTD-19 YTD-20 Margin 14.8% 15.8% Margin 14.5% 15.6% See Adjusted EBITDA reconciliation in Appendix. 17 / Moving Infrastructure Forward

Near-Term Impacts on our Markets Construction Products and Energy Equipment end markets have remained healthy, while Transportation Products has seen a significant decline in new order activity from the COVID-related slowdown Near-Term Outlook by Segment Energy Equipment . Positive Outlook % of Q2 Adjusted EBITDA (excluding corporate costs) . Transmission spending has remained strong, driven by grid hardening and reliability initiatives . Wind Tower backlog extends into early 2021; inquiries progressing for 34% 2021 volume, helped by 1 year PTC extension Construction Products . Traffic structures has >18 months of project visibility . Positive Outlook, with pockets of COVID- . Storage Tank demand has remained solid in US but has softened in related uncertainty 43% Mexico . Construction activity has remained healthy across infrastructure and residential segments, with softness in non-residential. Largest Transportation Products headwind has been in Shoring business . Negative Near-Term Outlook, primarily from COVID-related downturn . Primary near-term drivers will be impact of 23% . New barge order activity has declined due to lower utilization in barge fleet, lower tax receipts on state infrastructure particularly for liquid barges budgets, potential federal funding measures, . Barge backlog extends into early 2021; we will continue to evaluate our and resilience of residential and non-residential footprint and capacity to improve our flexibility and allow time for the construction fundamentals of the barge business to overcome short-term, COVID-related weakness in the market . Rail component order activity has declined with new railcar backlog; industry estimates expect 2020-2021 trough 18 / Moving Infrastructure Forward

Capital Allocation Approach for 2020 We are managing cash tightly in the face of macroeconomic uncertainty, but we are still pursuing selective investments to execute on our long-term growth strategies Return of capital Organic investments Strategic growth through acquisitions to shareholders . Delayed non-essential CapEx; a limited . During 2020, we have executed on the . Dividend of ~$10M per year number of growth projects expected to Cherry acquisition plus 3 complementary continue if returns meet our criteria acquisitions to expand into infrastructure . $34M of $50M share repurchase product lines adjacent to transmission and authorization remaining . We expect $75-85M of CapEx in 2020, distribution structures down $20M from February 2020 guidance . $65M of Maintenance CapEx . We will continue to evaluate potential . $10-20M of Growth CapEx acquisitions in our pipeline, focusing on three primary areas: . Tightened working capital management . Natural and Recycled Aggregates across receivables, payables, and . Specialty Materials inventory . Adjacencies to Utility Structures . Our financial strength will allow us to be disciplined but also opportunistic 19 / Moving Infrastructure Forward

3 Long-Term Vision and Capital Allocation 20 / Moving Infrastructure Forward

Our Long-Term Vision Grow in attractive markets Reduce the complexity Improve long-term Integrate Environmental, where we can achieve and cyclicality of the returns on invested Social, and Governance sustainable competitive overall business capital initiatives (ESG) into our advantages long-term strategy 21 / Moving Infrastructure Forward

Positive Long-Term Fundamentals We remain confident in the long-term fundamentals of our key markets Long-Term Outlook . Long-term fundamentals remain strong in our key Texas and Gulf Coast geographies, driven by Construction projected population growth, fiscal health, and major infrastructure projects Products . Recycled aggregates platform provides customers with important economic and ESG benefits . Replacement of aging infrastructure plus growth in new markets (e.g., 5G telecom buildout) is Energy expected to lead to long-term growth in key product lines Equipment . Renewable power growth is projected in long-term, but medium-term uncertainty from Production Tax Credit phase-out . Required replacement cycle for barges and railcars is projected to create long-term demand Transportation . Increased demand for newer, safer barges is likely to create demand for new liquid barges Products . Barge and rail are projected to remain key transportation modes in North America, with economic and environmental benefits vs. trucking 22 / Moving Infrastructure Forward

Repositioning Arcosa for the Long-Term Our second quarter performance highlights our progress since 2018 in creating a more stable base of revenue and profit, anchored around core infrastructure products Adjusted Segment Adjusted Segment Q2-2018 EBITDA Q2-2020 EBITDA ($M’s) ($M’s) . Natural aggregates operations, . Natural aggregates operations in 7 states, including primarily in North Texas 22.7 expanded footprint in Texas and Louisiana Construction . Lightweight aggregates . Recycled aggregates 38.6 Products . Shoring products . Lightweight aggregates . Specialty materials for building products, agriculture, and other markets . Shoring products . Heavy reliance on Wind Towers 15.6 . Significantly improved operations in Utility Structures and product line Storage Tanks, with segment EBITDA margins from 8.7% 30.4 Energy . Underperforming businesses in in Q2-18 to 13.6% in Q2-20 Equipment Utility Structures and Storage . Added 3 adjacent infrastructure-related product lines of Tanks Traffic, Telecom, and Concrete structures . Opportunities for additional organic growth in Transmission and Distribution structures . Reduced reliance on Wind Towers product line Our Transportation segment generated $95M of cash flow in 2018 and 2019 that funded growth in Construction and Utility Structures1 1 Cash flow defined as EBITDA less CapEx. See 2019 10-K for CapEx by Segment 23 / Moving Infrastructure Forward

Long-Term Vision: Construction Products Progress

We have deployed more than $600M on Construction Products acquisitions since the time of the spin, due to favorable long-term fundamentals and acquisition opportunities

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for organic and bolt-on growth

Growth of Construction Products segment

Construction Aggregates and Specialty Materials Revenues
$M's



35% CAGR
65
113
152
192
213
205
218
365
545
2012
2013
2014
2015
2016
2017
2018
2019
2019 Pro-Forma with Cherry

Continue to evaluate organic investments as well, including strategic reserve additions in existing and new geographies, new specialty product development, and processing capacity expansions

For FY15-19, Construction Aggregates and Specialty Materials Revenues grouped as "Construction Aggregates" in Arcosa's financials; FY12-14 sourced from Trinity Industries, Inc.'s financials. 2019 Proforma with Cherry includes Cherry revenues of $180M in 2019

24 / Moving Infrastructure Forward ARCOSA

Long-Term Vision: Energy Equipment Progress We have continued executing on our long-term strategy for Energy Equipment despite short term COVID- 19 uncertainty Invest to expand into attractive Leverage combined platform Build the foundation for growth product lines to accelerate growth 2018-2019 2020 2020 and beyond  Leadership team reorganization  Executed on 3 complementary acquisitions to . Leverage existing utility structures expand our utility structures product offering platform to improve operations and  Introduced performance-based  Traffic structures accelerate growth compensation tied to individual  Telecom structures Actions Business Units  Concrete structures . Continue to look for complementary acquisitions that create value and  Expanded lean manufacturing  Invested organically in incremental capacity improve ROIC processes across all businesses for transmission and distribution structures to meet growing demand  Divested two non-core businesses . Improved segment EBITDA margins from . Combination of organic growth and acquisitions to expand product lines 10% in 2018 to 15% in 2019 should accelerate growth in attractive markets Impact . Enhanced Return on Assets . Reduces reliance on Wind Towers product line, which faces medium- term uncertainty 25 / Moving Infrastructure Forward

Expansion into Adjacent Infrastructure-Related Product Lines With our acquisitions, we have expanded our product offering in the $3B transmission and distribution markets, as well as entered new large markets tied to infrastructure growth END MARKETS AND PRODUCT LINES RENEWABLE ELECTRICITY POWER TRANSMISSION & $3B+ GENERATION $1.2B DISTRIBUTION Transmission and Wind Towers Distribution Structures Key Synergies . Manufacturing expertise . North American manufacturing footprint . Steel sourcing COMMUNICATIONS Telecom INFRASTRUCTURE Traffic ROAD (INCLUDING 4G AND $500M+ Structures Structures 5G BUILDOUT) INFRASTRUCTURE $1.2B+ Source: Company and Third Party Estimates 26 / Moving Infrastructure Forward

4 ESG Update 27 / Moving Infrastructure Forward

Long-term Vision: ESG Update We are committed to developing reportable metrics and establishing meaningful goals in areas important to our stakeholders Our People Our Environment Employee Health & Safety Energy Management Diversity Air Quality Talent Management GHG Emissions Community Relations Water & Wastewater Management Governance Land Management & Business Ethics Our Products Product Use & Quality Our Materiality Assessment was based primarily on SASB standards, with additional input from stakeholders and other sustainability standards 28 / Moving Infrastructure Forward

Long-term Vision: ESG Update As we integrate ESG initiatives into our long-term strategy, our operations teams have taken an active role in pursuing initiatives that promote environmental responsibility Arcosa’s Meyer Utility Structures’ Arcosa Marine is sponsoring a Arcosa’s Construction Products group is Texas plant transitioned to high- community-partnered tree planting transitioning to higher efficiency engines efficiency weld machines throughout project in an effort to mitigate flooding that will reduce fuel consumption (scope 1 the facility to reduce energy along the coast of Louisiana's emissions), improve production volumes, consumption (scope 2 emissions). Pontchartrain Basin and decrease priority pollutants. We provide more detail regarding our goals and initiatives in our August 2020 Midyear ESG Update located on our website, www.arcosa.com/sustainability, and expect further updates in our Full Year Sustainability Report in 2021 29 / Moving Infrastructure Forward

Our products are used in important, environmentally friendly industries Arcosa operates in multiple industries which contribute to environmental protection Arcosa Wind Towers Arcosa Marine builds barges Arcosa’s Recycled Arcosa’s Meyer Utility Arcosa’s Steel produces steel towers to for the fuel-saving and Aggregates business provides Structures manufactures Components businesses support our customers’ efficient movement of an alternative to using natural engineered, tubular, and manufacture rail products advancement of America’s commodities across the resources by recycling lattice steel structures for for the fuel-saving and wind energy infrastructure. country’s inland and coastal concrete, asphalt, steel, and electricity transmission and efficient movement of waterways. asphalt shingles, which also distribution from wind, solar, commodities across the minimizes landfill use and and other environmentally country. reduces roadway traffic and friendly resources. vehicle emissions. 30 / ESG Update: Our Products

Appendix

Non-GAAP Measures Refer to slides that follow for accompanying reconciliations “EBITDA” is defined as net income plus interest, taxes, depreciation, depletion, and amortization. We adjust EBITDA for certain items that are not reflectiveofthe normal earnings of our business (“Adjusted EBITDA”). GAAP does not define EBITDA or Adjusted EBITDA and they should not be considered as alternativesto earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, asametric for incentive-based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues. GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain items that are not reflective of thenormal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. “Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. We adjust Segment EBITDA for certain items that are not reflective of the normal earnings of our business (“Adjusted Segment EBITDA”). GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA toassessthe operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors. "Adjusted Segment EBITDA Margin" is defined as Adjusted Segment EBITDA divided by Revenues. GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. We define Free Cash Flow as cash provided by operating activities less capital expenditures. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses "Net Debt to Adjusted EBITDA", which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. 32 / Moving Infrastructure Forward

Reconciliation of Consolidated and Combined Adjusted EBITDA

($'s in millions)
(unaudited)

	Year Ended December 31,				Twelve Months Ended June 30,	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2017	2018	2019	2020	2020	2019	2020	2019
Revenues	$1,704.0	$1,462.4	$1,460.4	$1,736.9	**$1,878.6**	**$ 498.5**	$ 434.1	**$ 986.7**	$ 845.0
Net income	123.0	89.7	75.7	113.3	**118.7**	**33.3**	31.8	**64.9**	59.5
Add:									
Interest expense, net	(0.1)	(0.1)	0.5	5.4	**8.4**	**2.7**	1.2	**5.8**	2.8
Provision for income taxes	74.2	40.4	19.3	33.5	**38.8**	**11.8**	9.0	**22.2**	16.9
Depreciation, depletion, and amortization expense[1]	65.6	65.7	67.6	85.8	**99.0**	**27.9**	21.7	**54.7**	41.5
EBITDA	262.7	195.7	163.1	238.0	**264.9**	**75.7**	63.7	**147.6**	120.7
Add:									
Impairment charge	—	—	23.2	—	**1.8**	**0.5**	—	**1.8**	-
Impact of acquisition-related expenses[2]	—	—	0.8	2.0	**5.3**	**2.5**	0.2	**4.9**	1.6
Other, net (income) expense[3]	3.7	1.7	(0.6)	0.7	**0.3**	**—**	0.3	**—**	0.4
Adjusted EBITDA	$ 266.4	$ 197.4	$ 186.5	$ 240.7	**$ 272.3**	**$ 78.7**	$ 64.2	**$ 154.3**	$ 122.7
Adjusted EBITDA Margin	15.6%	13.5%	12.8%	13.9%	**14.5%**	**15.8%**	14.8%	**15.6%**	14.5%

(1) Includes the impact of the fair value markup of acquired long-lived assets.
(2) Non-routine expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory and other transaction costs.
(3) Included in Other, net expense was the impact of foreign currency exchange transactions of $1.5 million, $(0.2) million, $2.2 million, and $4.8 million for the years ended December 31, 2019, 2018, 2017, and 2016, respectively, and $0.7 million for the twelve months ended June 30, 2020, and $0.2 million and $0.5 million for the three months ended June 30, 2020 and 2019, respectively, and $0.2 million and $1.0 million for the six months ended June 30, 2020 and 2019, respectively.

33 / Moving Infrastructure Forward
ARCOSA

Reconciliation of Adjusted Segment EBITDA

($'s in millions)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,		LTM June 30,
	2020	2019	2020	2019	2020
Construction Products					
Operating Profit	$ 24.3	$ 17.5	$ 41.1	$ 28.8	$ 65.0
Add: Depreciation, depletion, and amortization expense	13.9	9.0	27.7	17.8	47.9
Segment EBITDA	38.2	26.5	68.8	46.6	112.9
Add: Impact of acquisition-related expenses[(1)]	0.4	-	1.9	1.4	1.9
Adjusted Segment EBITDA	$ 38.6	$ 26.5	$ 70.7	$ 48.0	$ 114.8
Adjusted Segment EBITDA Margin	26.0%	22.9%	23.8%	21.7%	22.3%
Energy Equipment					
Operating Profit	$ 20.9	$ 25.0	$ 45.8	$ 53.2	$ 93.3
Add: Depreciation and amortization expense	8.1	7.3	15.5	14.3	29.1
Segment EBITDA	29.0	32.3	61.3	67.5	122.4
Add: Impact of acquisition-related expenses[(1)]	1.4	-	1.4	-	1.4
Add: Impairment charge	-	-	1.3	-	1.3
Adjusted Segment EBITDA	$ 30.4	$ 32.3	$ 64.0	$ 67.5	$ 125.1
Adjusted Segment EBITDA Margin	13.6%	15.8%	14.3%	16.3%	14.4%
Transportation Products					
Operating Profit	$ 15.9	$ 12.6	$ 30.2	$ 20.9	$ 56.1
Add: Depreciation and amortization expense	4.7	3.9	9.1	7.7	17.7
Segment EBITDA	20.6	16.5	39.3	28.6	73.8
Add: Impact of acquisition-related expenses[(1)]	-	0.2	-	0.2	0.4
Add: Impairment charge	0.5	-	0.5	-	0.5
Adjusted Segment EBITDA	$ 21.1	$ 16.7	$ 39.8	$ 28.8	$ 74.7
Adjusted Segment EBITDA Margin	16.5%	14.5%	16.2%	13.5%	15.0%
Operating Loss - Corporate	(13.3)	(12.8)	(24.2)	(23.3)	(48.2)
Impact of acquisition-related expenses - Corporate[(1)]	0.7	-	1.6	-	1.6
Add: Corporate depreciation expense	1.2	1.5	2.4	1.7	4.3
Adjusted EBITDA	$ 78.7	$ 64.2	$ 154.3	$ 122.7	$ 272.3

(1) Expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory and other transaction costs.

34 / Moving Infrastructure Forward

ARCOSA

Reconciliation of Free Cash Flow and Net Debt to Adjusted EBITDA ($’s in millions) (unaudited) Three Months Ended March 31, June 30, September 30, December 31, March 31, June 30, 2019 2019 2019 2019 2020 2020 Cash Provided by Operating Activities$ 125.0 $ 16.2 $ 77.8 $ 139.8 $ 41.5 $ 78.8 Capital Expenditures (18.0) (20.9) (22.1) (24.4) (21.1) (22.5) Free Cash Flow $ 107.0 $ (4.7) $ 55.7 $ 115.4 $ 20.4 $ 56.3 As of December 31, March 31, June 30, September 30, December 31, March 31, June 30, 2018 2019 2019 2019 2019 2020 (1) 2020 (2) Total debt $ 185.5 $ 105.1 $ 107.8 $ 107.5 $ 107.3 $ 356.9 $ 256.6 Cash and cash equivalents 99.4 118.0 83.3 127.5 240.4 200.7 148.4 Net Debt $ 86.1 $ (12.9) $ 24.5 $ (20.0) $ (133.1) $ 156.2 $ 108.2 Adjusted EBITDA (trailing twelve months) $ 178.1 $ 196.7 $ 214.5 $ 233.0 $ 240.7 $ 285.6 $ 290.8 Net Debt to Adjusted EBITDA 0.5 (0.1) 0.1 (0.1) (0.6) 0.5 0.4 (1) Adjusted EBITDA includes 9 month pro forma adjustment of $27.8 million for Cherry during Q2-Q4 of 2019, using previously disclosed annualized EBITDA of $37M. (2) Adjusted EBITDA includes 6 month pro forma adjustment of $18.5 million for Cherry during Q3-Q4 of 2019, using previously disclosed annualized EBITDA of $37M. 35 / Moving Infrastructure Forward

Cherry EBITDA Reconciliation ($’s in millions) (unaudited) For the Trailing Twelve Months Ended September 30, 2019: Net income $28.5 Add: Interest expense 0.1 Provision for income taxes 1.2 Depreciation & amortization expense 7.1 EBITDA $36.9 36 / Moving Infrastructure Forward